SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CORPORATE CAPITAL TRUST, INC.
(Name of Registrant as Specified in its Charter)

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450 South Orange Avenue

Orlando, Florida, 32801

[            ], 2012

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Corporate Capital Trust, Inc. (the “Company”) to be held on Thursday, May 3, 2012 at 11:00 a.m., Eastern time, at the offices of the Company located at 450 South Orange Avenue, Orlando, Florida, 32801.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to: (i) elect one director of the Company, (ii) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012 and (iii) to approve certain changes to the Company’s Amended and Restated Articles of Incorporation. I will also report on the progress of the Company during the past year and respond to shareholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company are very important to us.

Sincerely,

Andrew Hyltin
President and Chief Executive Officer

CORPORATE CAPITAL TRUST, INC.

450 South Orange Avenue

Orlando, Florida, 32801

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 3, 2012

To the Shareholders of Corporate Capital Trust, Inc.:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Corporate Capital Trust, Inc., a Maryland corporation (the “Company”), will be held at the offices of the Company, 450 South Orange Avenue, Orlando, Florida, 32801, on Thursday, May 3, 2012 at 11:00 a.m Eastern time (the “Annual Meeting”), for the following purposes:

1.	To elect one member of the board of directors of the Company to serve until the 2015 annual meeting of shareholders and until his successor is duly elected and qualified.

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012.

3.	To approve a proposal to amend and restate the Company’s Amended and Restated Articles of Incorporation.

4.	To transact such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

The board of directors has fixed the close of business on March 12, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

The Company has enclosed a copy of the proxy statement, the proxy card and the Company’s annual report to shareholders for 2011 (the “Annual Report”). The proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www.corporatecapitaltrust.com. If you plan on attending the Annual Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at 1-866-650-0650.

By Order of the Board of Directors,

Paul S. Saint-Pierre
Chief Financial Officer, Treasurer and Secretary

[                    ], 2012

Shareholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the board of directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Shareholders also have the option to provide their vote by telephone or over the Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

CORPORATE CAPITAL TRUST, INC.

450 South Orange Avenue

Orlando, Florida, 32801

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 3, 2012

PROXY STATEMENT

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Corporate Capital Trust, Inc., a Maryland corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 3, 2012, at 11:00 a.m. US Eastern time, at the offices of the Company, 450 South Orange Avenue, Orlando, Florida, 32801, and any adjournments or postponements thereof (the “Annual Meeting”). This proxy statement and the accompanying materials are being mailed to shareholders of record as described below on or about [                    ] , 2012 and are available on the Company’s website at www.corporatecapitaltrust.com.

All properly executed proxies representing shares of common stock, par value $0.001 per share, of the Company (the “Shares”) received prior to the Annual Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted FOR the proposal to elect Kenneth C. Wright as a director of the Company, FOR the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and FOR the approval of a proposal to amend and restate the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”). Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Annual Meeting.

Quorum

Shareholders of the Company are entitled to one vote for each Share held. Under the Company’s Amended and Restated Bylaws, one half (50%) of the number of Shares entitled to be cast, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum. However, abstentions and “broker non-votes” are not treated as votes cast. A “broker non-vote” occurs when a nominee holding Shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have, or chooses not to exercise, discretionary authority to vote the Shares.

Adjournments

In the event that a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting or the shareholders entitled to vote at the Annual Meeting, present in person or by proxy, shall have the power to adjourn the Annual Meeting from time to time to a date not more than 120 days after the original record date without notice, other than the announcement at the Annual Meeting, to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

If sufficient votes in favor of one or more proposals have been received by the time of the Annual Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Record Date

The Board has fixed the close of business on March 12, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments or postponements thereof. As of the Record Date, there were [                    ] Shares outstanding.

Vote Required

Election of Director Nominee. The election of the nominee director requires a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether the proposal has been approved.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present, is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the Shares, there should not be any broker non-votes with respect to this proposal.

Approval of a Proposal to Amend and Restate the Articles of Incorporation. The affirmative vote by the holders of a majority of the votes of all issued and outstanding Shares as of the Record Date is necessary for approval of this proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore count against the proposal.

Voting

You may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below. You may also vote by telephone or over the Internet using the toll-free telephone number or web address printed on your proxy card. Voting by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you may enter your vote on each proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating the telephone call or Internet link. Shareholders are entitled to one vote for each Share held.

When voting by proxy and mailing your proxy card, you are required to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and

•	allow sufficient time for the proxy card to be received on or before 11:00 a.m., Eastern time, on May 3, 2012.

The Company has enclosed a copy of this proxy statement, the proxy card and the Company’s annual report to shareholders for the year ended December 31, 2011 (the “Annual Report”). This proxy statement, the proxy card and the Annual Report are also available on the Company’s website at www.corporatecapitaltrust.com. If you plan on attending the Annual Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at 1-866-650-0650.

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card, and the Annual Report, which includes the Company’s annual report on Form 10-K for 2011. The Company has requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited in person and by telephone or facsimile transmission by directors and officers of the Company, or certain employees of CNL Capital Markets Corp., and CNL Securities Corp., and affiliates of the Company’s advisor without special compensation therefor. The Company has also retained Broadridge Investor Communication Solutions, Inc. to assist in the solicitation of proxies for a fee of approximately $2,000, plus out-of-pocket expenses. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of the Record Date, the beneficial ownership of each director, including the nominee for director, the Company’s executive officers and directors, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of March 12, 2012. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by the Company’s transfer agent and other information provided by such persons, if available.

Unless otherwise indicated, we believe that each beneficial owner of Shares set forth in the table has sole voting and investment power with respect to such Shares, and the address of such beneficial owner is c/o Corporate Capital Trust, Inc., 450 South Orange Avenue, Orlando, Florida, 32801.

Name and Address of Beneficial Owner:	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Beneficial Owners of 5% or more of the Shares:	-	-

Interested Directors:
Thomas K. Sittema	5,859	*
Frederick M. Goltz	-

Independent Directors:
Kenneth C. Wright	-
Frederick Arnold	-
James H. Kropp	-

Executive Officers:
Andrew A. Hyltin	11,111	*
Paul S. Saint-Pierre	3,333	*
Deryck A. Harmer	2,929	*
Nathan P. Headrick	-

Executive Officers and Directors as a group (9 persons)	22,778	*

*	Less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Based on a total of [ ] Shares issued and outstanding as of [March 12, 2012].

PROPOSAL 1:

ELECTION OF DIRECTOR

At the Annual Meeting, shareholders are being asked to consider the election of Kenneth C. Wright. Pursuant to the Company’s Amended and Restated Bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law or other applicable law. Directors of the Company are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at each annual meeting of shareholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. The Company’s Class I director, Mr. Kenneth C. Wright, is standing for election this year.

Mr. Kenneth C. Wright has been nominated for election by the Board to serve a three-year term until the 2015 annual meeting of shareholders and until his successor is duly elected and qualified. Mr. Wright has agreed to serve as a director if elected and has consented to being named as a nominee. Mr. Wright is not being proposed for election pursuant to any agreement or understanding between himself and the Company.

A shareholder can vote for, or withhold his or her vote from, the director nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the director nominee named below. If the director nominee should be unable to serve because of an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Governance Committee of the Company. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve.

Information about the Board, Director Nominee and Executive Officers

The role of the Board is to provide general oversight of the Company’s business affairs and to exercise all of the Company’s powers except those reserved for the shareholders. The responsibilities of the Board also include, among other things, the oversight of the Company’s investment activities, the quarterly valuation of the Company’s assets, oversight of the Company’s financing arrangements and corporate governance activities.

A majority of the members of the Board are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company, CNL Fund Advisors Company, the Company’s investment adviser (“CNL”) or KKR Asset Management (“KKR” and together with CNL the “Advisors”). These individuals are referred to as the “Independent Directors”. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board that are not Independent Directors are referred to as the “Interested Directors.”

The Board is currently composed of five directors, three of whom are Independent Directors. The Board has determined that Mr. Wright is an Independent Director. Based upon information requested from each director concerning his background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors has, or within the last two years had, a material business or professional relationship with the Company or the Advisors. The Board is divided into three classes of directors serving staggered three-year terms. At each annual meeting of the Company’s stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. The Company believes that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of the Company’s management and policies.

In considering each director and the composition of the Board as a whole, the Board utilizes a diverse group of experiences, characteristics, attributes and skills that the Board believes enables a director to make a significant contribution to the Board, the Company and its shareholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as directors of other entities. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the Board and the Company.

Interested Directors

Thomas K. Sittema serves as a Director and Chairman of the Board. He also serves as director and investment committee member of CNL Fund Advisors Company. In addition, Mr. Sittema currently serves as chief executive officer and director of CNL Financial Group, LLC and director and/or an officer of various affiliates of CNL Financial Group, LLC, including CNL Real Estate Group, Inc. and CNL Securities Corp., a FINRA registered broker-dealer. Mr. Sittema joined CNL Financial Group, LLC in November 2009 and is responsible for the overall management of its investments. From 1982 to October 2009, he served in various roles with Bank of America Corporation and predecessors including NationsBank, NCNB and affiliate successors. Most recently he served as managing director of real estate, gaming, and lodging investment banking for Bank of America Merrill Lynch. Mr. Sittema joined the real estate investment banking division of Banc of America Securities at its formation in 1994 and initially assisted in the establishment and build-out of the company’s securitization/permanent loan programs. He also assumed a corporate finance role with the responsibility for mergers and acquisitions, or M&A, advisory and equity and debt capital raising for his client base. Throughout his career, Mr. Sittema has led numerous M&A transactions, equity offerings and debt transactions, including high grade and high-yield offerings, commercial paper and commercial mortgage-backed security conduit originations and loan syndications. Mr. Sittema received his B.A. in Business Administration from Dordt College, and an M.B.A. with a concentration in Finance from Indiana University.

Mr. Sittema was selected as one of the Company’s two Interested Directors because of his extensive investment banking experience, particularly with regard to equity offerings, debt transactions and loan syndications. His experience with advisory and capital raising on behalf of clients is particularly relevant to his directorship and, the Company believes, will provide the Company with exceptional experience upon which to draw. Mr. Sittema’s experience in this regard should provide value to the Board in its assessment and management of risk. In addition, the Company believes that Mr. Sittema’s experience as an investment advisory representative will be valuable to the Board in its oversight of the Company’s regulatory and compliance requirements as well as its exercise of fiduciary duties to the Company and its shareholders.

Frederick M. Goltz serves as a Director, a position he has held since February 23, 2012. Mr. Goltz is a member of KKR & Co. He joined KKR & Co. in 1995 and currently serves as head of KKR & Co.’s mezzanine business. Mr. Goltz was previously co-head of KKR & Co.’s energy and natural resources industry team and played a significant role in the development of many of the themes pursued by KKR & Co. in the energy sector, including those related to integrated utilities, merchant generation, and oil and gas exploration and production. In addition, Mr. Goltz is currently serving as a Director of Energy Future Holdings Corp., Texas Competitive Electric Holdings Company LLC and Energy Future Competitive Holdings Company. Prior to joining KKR & Co. in 1995, Mr. Goltz was with Furman Selz Incorporated in its corporate finance department. From 1999 until 2007, Mr. Goltz also served as a member of the board of directors of Accuride Corporation. Mr. Goltz has a B.A. in History and B.S. in Economics with a concentration in Finance, magna cum laude, from the University of Pennsylvania, and an M.B.A. from INSEAD, Fontainebleau, France.

Mr. Goltz was selected as one of our two interested directors because of his prior experience on the board of directors of a public company. Equally significant is his knowledge and experience with business development initiatives and with portfolio risk management and analytics, both of which we believe are key qualifications for providing sound direction and leadership. Mr. Goltz also possesses experience in developing and executing operational improvements and conducting due diligence, which we believe will be invaluable to the oversight of our portfolio investment processes.

Independent Directors

Frederick Arnold serves as an Independent Director. Mr. Arnold has held a series of senior financial positions, most recently serving as executive vice president, chief financial officer and a member of the executive committee of Capmark Financial Group, Inc. from September 2009 to January 2011, where he played a leadership role in that company’s bankruptcy filing and related transactions. Previously, he served as executive vice president of finance for Masonite Corporation from February 2006 to September 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings Ltd. and as executive vice president of strategic development for Willis Group Holdings Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. Prior to these roles, Mr. Arnold spent 20 years as an investment banker primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. He also provides pro-bono transactional advice to the New York City Investment Partnership and performs fundraising leadership activities for Amherst College. Mr. Arnold received a J.D. from Yale University, M.A. from Oxford University and undergraduate degree, summa cum laude, from Amherst College.

Mr. Arnold was selected as one of the Company’s three Independent Directors because of his extensive leadership experience and financial expertise having been an international investment banker for 20 years.

James H. Kropp serves as an Independent Director. Mr. Kropp currently serves as chief investment officer with i3 Funds, LLC, a long/short investment fund as well as the chief financial officer of TaxEase LLC, a property tax lender and tax lien investor. Between January 2006 and December 2008, Mr. Kropp served as senior vice president of investments at Gazit Group USA, Inc., a real estate investor owned by a company listed on the Tel Aviv stock exchange. From 1995 to 2004, Mr. Kropp served as managing director at Christopher Weil & Company, Inc., with responsibility for investment banking and portfolio management. At Christopher Weil, he was also employed as a broker-dealer and a registered investment advisor. From 1998 to February 2006, Mr. Kropp also served as portfolio manager of Realty Enterprise Funds. Mr. Kropp also served as chief accounting officer and chief financial officer of Morgan Stanley Realty Inc. as well as chief financial officer of Harlon-East Properties Inc., a privately-held real estate developer. From 1973 through 1980, Mr. Kropp served on the audit staff of Arthur Young & Company (now Ernst & Young) in New York. Since 1998, Mr. Kropp has been a director, chairman of the compensation committee and member of the nominating/corporate governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares are listed on the New York Stock Exchange. From May 2007 to February 2010, Mr. Kropp was an independent trustee of The CNL Funds, a registered investment company, serving as chairman of the audit committee and a member of the governance and independent trustee committees. From 2002 to February 2007, Mr. Kropp served on the board of directors for Trustreet Properties Inc. and its predecessor, US Restaurant Properties Inc., and served as chairman of its audit committee and compensation committee and as a member of the nominating and corporate governance committees. Mr. Kropp also previously served on the board of directors of Madison Park Real Estate Investment Trust. Mr. Kropp received a B.B.A.-Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs.

Mr. Kropp was selected as one of the Company’s three Independent Directors because of his prior experience on several investment fund committees. The Company believes Mr. Kropp’s direct experience with investments as a portfolio manager and registered investment adviser will be valuable to the Board. He also has extensive accounting, auditing and finance expertise which, the Company believes, will be beneficial in providing leadership on the audit committee.

Kenneth C. Wright serves as an Independent Director. Mr. Wright has been a partner with the law firm of Baker & Hostetler LLP since 1990. Mr. Wright has regularly practiced in the areas of transaction structuring, acquisitions, dispositions, public and private offerings of securities, structured finance and international financings and transactions. Mr. Wright’s practice has included public and private entities in the United States and in foreign jurisdictions (including Asia and Latin America). He has also represented clients in the areas of financial services, investment fund formation and management and tax-exempt organizations. Mr. Wright is also chairman of the board of the Florida Opportunity Fund, funded by (i) the Florida legislature to invest in seed capital and early stage venture capital funds that agree to invest in Florida and (ii) the Florida Energy and Climate Commission to invest in Florida businesses to increase the use of energy efficient and renewable energy technologies, equipment and materials. Mr. Wright is a frequent speaker and program chair for professional organizations and served on numerous community and charitable boards and their executive committees. Mr. Wright received his J.D. from Southern Methodist University and his B.A. in Mathematics from Cameron University.

Mr. Wright was selected as one of the Company’s three Independent Directors because of his extensive legal expertise in transaction structuring and acquisitions. The Company believes Mr. Wright’s experience representing public companies and financial service companies will provide value to the Board. His considerable knowledge of corporate and securities law and experience with public offering and structured finance transactions will provide practical value to the Board.

The following table sets forth certain information regarding the Independent Directors, the Independent Director nominee, the Interested Directors, as well as the executive officers of the Company:

Name, Address and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director
Interested Directors
Thomas K. Sittema, 53	Director (Class 2) and Chairman of the Board	Appointed June, 2010	Chief Executive Officer, CNL Financial Group, LLC 1/2011-Present; Chief Executive Officer, CNL Real Estate Group, Inc., 11/2009 - 1/2011; Managing Director, Bank of America Merrill Lynch, 1994 -10/2009	Chairman, WorldServe Ministries, Dallas TX

Frederick M. Goltz, 41	Director (Class 3)	Appointed February, 2012	Department Head, KKR & Co., Mezzanine Business; Formerly, Co-Head of KKR & Co.’s Energy And Natural Resources Industry Team.	Energy Future Holdings Corp., Texas Competitive Electric Holdings Company LLC and Energy Future Competitive Holdings Company

Independent Directors
Frederick Arnold, 57	Director (Class 2)	Appointed January, 2011	Executive Vice President and Chief Financial Officer, Capmark Financial Group, Inc., 9/2009-1/2011; Executive Vice President of Finance, Masonite Corporation, 2/2006- 9/2007

James H. Kropp, 63	Director (Class 3)	Appointed January, 2011	Chief Investment Officer, i3 Funds, LLC, 12/2008-Present; Chief Financial Officer, TaxEase, LLC, 2010-Present; Senior Vice President of Investments, Gazit Group USA, Inc., 1/2006-12/2008	Director, Chairman of the Compensation Committee, Member of the Nominating/Corporate Governance Committee, PS Business Parks, Inc., Glendale CA
Independent Director Nominee
Kenneth C. Wright, 55	Director (Class 1)	Appointed January, 2011	Partner, Baker & Hostetler LLP, 1990-Present	Director, Florida Opportunity Fund, Winter Park FL

The Company’s Executive Officers

The following persons serve as the Company’s executive officers in the following capacities:

Name, Address and Age of Officer	Position(s) held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships held by Officer

Andrew A. Hyltin, 53	President & Chief Executive Officer	Appointed June, 2010	President, CNL Private Equity Corp. from 2005 - present and its Chief Investment Officer from 2004 - present; President, CNL Fund Advisors Company from 2009 - present. President, The CNL Funds (mutual fund) from 4/2009 – 3/2010.	Chairman, Florida Opportunity Fund (non-profit); Director, Front Line Outreach (educational non-profit)

Paul S. Saint-Pierre, 58	Secretary, Treasurer & Chief Financial Officer	Appointed June, 2010	Senior Vice President, CNL Financial Group, LLC from 2011 - present; Senior Vice President and Chief Financial Officer, CNL Fund Advisors Company (registered investment adviser) from 1/2007-present; Treasurer, The CNL Funds (mutual fund), from 1/2007 – 3/2010; Senior Vice President and Chief Financial Officer, CNL Fund Management Company from 1/2007 - 12/2008.

Nathan P. Headrick, 37	Chief Compliance Officer	Appointed March, 2011	Chief Compliance Officer and General Counsel, CNL Securities Corp., from 3/2008 - 7/2011, and Corporate Counsel from 7/2011 - present; Vice President Compliance - Legal from 1/2007 - 3/2008, of CNL Securities Corp.	Director, U.S. Chamber of Commerce Center for Market Competitiveness; Director, Orange County Regional History Center, , Director, Class of 1938 Foundation (non-profit).

Deryck A. Harmer, 31	Senior Vice President	Appointed June, 2010	Senior Vice President, CNL Financial Group, LLC from 2011 - present; Senior Vice President, CNL Fund Advisors Company (registered investment adviser) from 6/2010 - present; Senior Vice President from 6/2010 -12/2010, Vice President from 10/2008 - 6/2010, Director of Investments from 8/2007 - 10/2008, and Senior Financial Analyst from 2004 - 8/2007 of CNL Private Equity Corp.

Director Compensation

Prior to raising $2 million in gross offering proceeds (the “minimum offering requirement”) in the Company’s SEC-registered continuous public offering of Shares (the “Offering”), the Company’s directors were not entitled to compensation. Subsequent to the Company meeting the minimum offering requirement on June 16, 2011, the Independent Directors became entitled to receive an annual cash retainer of $25,000. The Independent Directors also receive $2,500 for each regular Board meeting attended, $1,000 for each committee meeting held during any regular Board meeting and any telephonic meeting of the Board or a committee of the Board. Each Independent Director serves as chairman of one of the Board committees. The chairman of the Audit Committee receives compensation for his services as chair to the Audit Committee in the amount of $10,000 per year. There are no pensions or retirement benefits to the Independent Directors at this time.

The Company will also reimburse each of the Independent Directors for reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings.

The table below sets forth the compensation received by each director from the Company for the fiscal year ended December 31, 2011:

Name of Director	Fees Earned or Paid in Cash(1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total(1)
Interested Directors:
Thomas K. Sittema	-	-	-	-	-	-	-
Frederick M. Goltz	-	-	-	-	-	-	-

Independent Directors:
Kenneth C. Wright	$ 23,510	-	-	-	-	-	$ 23,510
Frederick Arnold	23,510	-	-	-	-	-	23,510
James H. Kropp	28,914	-	-	-	-	-	28,914

(1)	Directors began earning the annual retainer compensation on June 17, 2011 and for all meetings attended thereafter.

The table below shows the dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1),(2)
Interested Directors:
Thomas K. Sittema	$50,001-$100,000
Frederick M. Goltz	-

Independent Directors:
Kenneth C. Wright	-
Frederick Arnold	-
James H. Kropp	-

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by directors is based on the Company’s current public offering price of $10.85 per share.

Risk Oversight and Board Structure

Board Leadership Structure

The Company’s business and affairs are managed under the direction of the Board. Among other things, the Board sets broad policies for the Company and approves the appointment of the Company’s investment advisers, administrator and officers. The role of the Board, and of any individual director, is one of oversight and not of management of the Company’s day-to-day affairs.

Under the Company’s Amended and Restated Bylaws, the Board may designate one of the Company’s directors as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Mr. Sittema serves as chairman of the Board and is an “interested person” by virtue of his employment with CNL Financial Group, LLC. The Company believes that it is in the best interests of the Company’s shareholders for Mr. Sittema to serve as chair of the Board because of his significant experience in matters of relevance to the Company’s business. The Board has determined that the compositions of the Audit Committee and the Independent Director Committee are appropriate means to address any potential conflicts of interest that may arise from the chair’s status as an interested person of the Company. The Company believes that the Board’s flexibility to determine its chair and reorganize its leadership structure from time to time is in the best interests of the Company and its shareholders.

Each year, the Independent Directors will designate an Independent Director to serve as the lead Independent Director on the Board. The designation of a lead Independent Director is for a one-year term and a lead Independent Director may be eligible for re-election at the end of that term. If the lead Independent Director is unavailable for a meeting, his or her immediate predecessor will serve as lead Independent Director for such meeting. The lead Independent Director will preside over meetings of the Company’s Independent Director Committee. The lead Independent Director will also serve as a liaison between the Company’s Independent Director Committee and the Company’s management on a wide variety of matters, including agenda items for the Board meetings. Designation as such does not impose on the lead Independent Director any obligations or standards greater than or different from those of the Company’s other directors.

All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of the Board and will be closely involved in all material deliberations related to the Company. The Board believes that, with these practices, each Independent Director has an equal involvement in the actions and oversight role of the Board and equal accountability to the Company and its shareholders. The Independent Directors are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Company’s chief compliance officer, as part of at least one Board meeting each year. The Independent Director committee may hold additional meetings at the request of the lead Independent Director or another Independent Director.

The Board believes that its leadership structure—a chair of the Board who is separate from the Company’s chief executive officer, a lead Independent Director and committees led by Independent Directors—is the optimal structure for the Company at this time. The Board, which reviews its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Company.

Board Role in Risk Oversight

The Board oversees the Company’s business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s and the Advisors’ activities, including reports regarding the Company’s investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Company’s chief compliance officer, who reports on the Company’s compliance with the federal and state securities laws and the Company’s internal compliance policies and procedures as well as those of the Advisors, the managing dealer for the Offering (the “Managing Dealer”), the Company’s administrator and the Company’s transfer agent. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Advisors to receive reports regarding the Company’s operations, including reports on certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior members of the Company’s management.

The Board believes that this role in risk oversight is appropriate. The Company believes that there are robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Company, the Advisors and the Company’s other service providers.

Committees of the Board

In addition to serving on the Board, the Company’s directors also serve on one or more of the following committees that have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Company’s best interest.

The Board met eight times during 2011, including two organizational meetings, four special meetings and two regular quarterly meetings. Each director attended all meetings of the Board held during 2011. The Company does not have a formal policy regarding director attendance at an annual meeting of shareholders.

Independent Director Committee. The Company’s Independent Director Committee consists of all of the Independent Directors. Kenneth C. Wright serves as chairman of the Independent Director Committee. The Independent Director Committee assists the Board by acting as a liaison between the Board and the Company’s principal service providers, including the Advisors. The Independent Director Committee is responsible for assessing the flow of information between the Company’s management and the Board and overseeing the annual approval process of the Company’s Investment Advisory Agreement with CNL (as investment advisor) (the “Investment Advisory Agreement”), the Company’s Administrative Services Agreement with CNL (as administrator) (the “Administrative Services Agreement”), the Company’s Sub-Advisory Agreement (with CNL as the advisor and KKR as the sub-advisor) (the “Sub-Advisory Agreement”) and the Managing Dealer Agreement. The Independent Director Committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the Board may deem necessary or appropriate. The Independent Directors Committee held one meeting during 2011.

Audit Committee. The members of the Audit Committee are Frederick Arnold, James H. Kropp, and Kenneth C. Wright, each of whom meets the independence standards established by the SEC for Audit Committees and is not an “interested person” for purposes of the 1940 Act. James H. Kropp serves as chairman of the Audit Committee. The Board has determined that each of James H. Kropp and Frederick Arnold is an “Audit Committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee’s charter is available on the Company’s website: www.corporatecapitaltrust.com. The Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor), reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal controls over financial reporting. The Audit Committee held five meetings during 2011.

Nominating and Governance Committee. The members of the Nominating and Governance Committee are Frederick Arnold, James H. Kropp, and Kenneth C. Wright, each of whom meets the independence standards established by the SEC for governance committees and is not an “interested person” for purposes of the 1940 Act. Frederick Arnold serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Nominating and Governance Committee’s charter is available on the Company’s website: www.corporatecapitaltrust.com. The Nominating and Governance Committee is responsible for selecting, researching, and nominating directors for election by the Company’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The Company’s Nominating and Governance Committee will consider shareholders’ proposed nominations for directors. The Nominating and Governance Committee held one meeting during 2011.

Communications Between Shareholders and the Board

The Board welcomes communications from the Company’s shareholders. Shareholders may send communications to the Board or to any particular director to the following address: c/o Corporate Capital Trust, Inc., 450 South Orange Avenue, Orlando, Florida, 32801. Shareholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Ethics

The Company has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the code’s requirements. The Company has attached the Company’s code of ethics as an exhibit to the Company’s registration statement for the Offering as filed with the SEC. You may also read and copy the Company’s code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the Company’s code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the Company’s code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549. Item 406 of Regulation S-K requires the Company to disclose whether it has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has adopted such a code and is in compliance with Item 406 of Regulation S-K.

Compensation Discussion and Analysis

As an externally managed business development company, the Company relies on the services of CNL as investment advisor under the Investment Advisory Agreement and the services of KKR as investment advisor under the Sub-Advisory Agreement. CNL also provides administrative services to the Company under the Administrative Services Agreement. In connection with its services, CNL has also agreed to provide the Company with personnel to serve as the Company’s appointed officers. The Company’s appointed officers (who, while associated with CNL, serve on behalf of the Company) consist of the Company’s chief executive officer, chief financial officer, senior vice presidents and chief compliance officer. The Company does not pay any compensation to any of the Company’s executive officers, with the exception of agreed-upon reimbursement payments to CNL pursuant to the Administrative Services Agreement for the professional services provided by the Company’s chief compliance officer and chief financial officer.

Compensation Committee Report

As described herein, none of the Company’s executive officers or employees is compensated by the Company. Accordingly, the Company does not have a compensation committee of the Board. The Nominating and Governance Committee performs, to the extent that may be required, any duties typically delegated to a compensation committee of a board of directors. The Nominating and Governance Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Nominating and Governance Committee Members:
Frederick Arnold, Chairman
Kenneth C. Wright
James H. Kropp

Certain Relationships and Related Transactions

Investment Advisory Services

The Company has entered into the Investment Advisory Agreement with CNL pursuant to which CNL provides investment advisory services to the Company. CNL and the Company have entered into the Sub-Advisory Agreement with KKR pursuant to which KKR assists CNL in providing investment advisory services to the Company. The Company pays CNL a management fee under the Investment Advisory Agreement consisting of a management fee and an incentive fee. Under the Sub-Advisory Agreement, CNL pays KKR 50% of the fees that it receives under the Investment Advisory Agreement. The Company also reimburses CNL and KKR for various expenses they incur in providing these services and performing their obligations under the agreements.

Administrative Services Agreement

The Company has entered into an Administrative Services Agreement with CNL pursuant to which CNL, as the administrator under that agreement (the “Administrator”), performs or oversees the performance of various administrative services that the Company requires as well as personnel and facilities necessary for the Company’s business and these services. For providing these services, facilities and personnel, the Company will reimburse CNL for administrative expenses it incurs in performing its obligations. However, such reimbursement will be made at an amount equal to the lower of CNL’s actual costs or the amount that the Company would be required to pay for comparable administrative services in the same geographic location. The Company will not reimburse CNL for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

CNL, serving as Administrator, has entered into an agreement with CNL Capital Markets Corp., an affiliate, to (a) provide certain transfer agency oversight services, including through an amendment to an existing transfer agency agreement with a duly registered transfer agent that added the Company as a party to that transfer agency agreement, (b) respond to administrative calls from broker-dealers, financial advisors and investors, (c) provide shareholder communication services, and (d) perform other administrative services related to the purchase, ownership and transfer of the Shares. The agreement between CNL and CNL Capital Markets Corp. is subject to annual review and renewal by the Board.

CNL, serving as Administrator, has entered into a sub-administration agreement with State Street Bank and Trust Company to provide the Company with certain administration services including treasury services, legal support services, and tax support services.

Offering and Organizational Costs

The Advisors have funded the Company’s organization and offering expenses in the amount of $ 5.2 million as of December 31, 2011. The Company will reimburse the Advisors for the organizational and offering costs they have funded on the Company’s behalf only to the extent that the reimbursement would not cause the organization and offering expenses borne by the Company to exceed 5% of the aggregate gross proceeds from the Offering. CNL and KKR are responsible for the payment of the Company’s organization and offering expenses to the extent they exceed 5% of the aggregate gross proceeds from the Offering, without recourse against or reimbursement by the Company. The Advisors, by written instruction to the Company, have the right to elect to waive or defer all or a portion of the reimbursement of the reimbursable organization and offering expenses that would otherwise be payable by the Company to them.

Officers

In connection with its services, CNL has also agreed to provide the Company with personnel to serve as the Company’s appointed executive officers. These individuals consist of the Company’s chief executive officer, chief financial officer, senior vice presidents, and chief compliance officer, all of whom are executives of CNL and its affiliates. The Company does not pay any compensation to any of the Company’s executive officers, with the exception of agreed-upon reimbursement payments to CNL pursuant to the Administrative Services Agreement for the professional services provided by the Company’s chief compliance officer and chief financial officer.

Initial Capital Contribution from Advisors

Pursuant to a private placement, CNL and KKR invested an aggregate of $200,000.00 to purchase 22,222.22 Shares at $9.00 per Share. The Advisors have been authorized by the Board to acquire up to one million registered Shares from the Offering.

Managing Dealer Expenses

The Managing Dealer is an affiliate of CNL. The Managing Dealer is entitled to receive selling commissions of up to 7% of the gross proceeds of Shares sold in the Offering and a marketing support fee of up to 3% of the gross offering proceeds of Shares sold in the Offering. The Managing Dealer engages unrelated, third-party participating broker-dealers in connection with the Offering and, in connection therewith, re-allows all or a portion of such fees to participating broker-dealers. In addition, although the Managing Dealer examines the information in the prospectus relating to the Offering for accuracy and completeness, due to its affiliation with CNL, no independent review of the Company is made in connection with the distribution of the Shares in the Offering

CNL, certain CNL affiliates, and KKR receive compensation and reimbursement of expenses in connection with (i) the performance and supervision of administrative services and (ii) the Offering. Payments to related parties for fees, expenses and reimbursement of expenses for the year ended December 31, 2011 are summarized below:

Related Party	Description	Amount
CNL Securities Corp.	Selling commissions and marketing support fees	$ 6,727,230

	Investment advisory fees	347,428

CNL and KKR	Performance-based incentive fee - Subordinated incentive fee on income	176,847

CNL	Administrative and Compliance Services	159,884

The Advisors had incurred approximately $5.2 million in organization and offering expenses as of December 31, 2011. Under the terms of the Investment Advisory Agreement, the Company’s obligation to reimburse the Advisors for organization and offering expenses incurred by the Advisors is linked to the gross amount of capital raised from the Offering. On June 7, 2011, the Advisors waived the reimbursement of organization and offering expenses for the period beginning on June 17, 2011 and ending September 30, 2011. On September 11, 2011 the Advisors waived until December 31, 2011, all reimbursement of organizational and offering expenses to which they are entitled.

On June 7, 2011, the Company entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with CNL and KKR pursuant to which CNL and KKR jointly and severally agreed to pay to the Company all operating expenses (an “Expense Support Payment”) for each month during the initial Expense Support Payment Period (as defined below). The initial “Expense Support Payment Period” began on June 17, 2011 and was initially scheduled to end on September 30, 2011. Since September 12, 2011, as previously reported in the Company’s SEC filings, the Company and the Advisors have entered into a series of amendments to the Expense Support Agreement that have extended the terminal date of the Expense Support Payment Period to March 31, 2012. Also, on December 16, 2011, the Expense Support Agreement was modified for CNL and KKR jointly and severally to pay 65% of all operating costs, excluding all performance-based incentive fees, interest expenses and organization and offering costs beginning January 1, 2012. During the term of the Expense Support Agreement, the Advisors will be entitled to reimbursement by the Company (a “Reimbursement Payment”) for each unreimbursed Expense Support Payment made under the Expense Support Agreement, but such Reimbursement Payment may only be made within three years after the year in which such Expense Support Payment was made. No Reimbursement Payment may be made by the Company to the extent that it would cause the Company’s other operating expense ratio to exceed 1.91% of net assets attributable to common shares as of the end of any such calendar year.

Presented below is a summary of Expense Support Payments during 2011 and the terminal eligibility dates for Reimbursement Payments. Management believes that Reimbursement Payments are not probable as of December 31, 2011.

Expense Support Payments	Other Expense Ratio Cap	Eligible for Reimbursement Payments through
$ 1,375,592	1.91%	December 31, 2014

Indemnification – The Investment Advisory Agreement provides certain indemnification to the Advisors, their directors, officers, persons associated with the Advisors, and their affiliates. As of December 31, 2011, management believes that the risk of incurring of any losses for such indemnification is remote.

Section 16(a) Beneficial Ownership Reporting Compliance

To the Company’s knowledge, based solely on a review of the copies of the Section 16(a) reports furnished to the Company and written representations that no other reports were required, during 2011, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with, except that the initial statements of beneficial ownership on Form 3 for the Advisors were filed late because of an administrative oversight.

Required Vote

Each director shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether the proposal has been approved.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

ELECTION OF KENNETH C. WRIGHT

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 555 Mission Street, San Francisco, California 94105, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The Company is not required to have the shareholders ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm. The Company is doing so, because it believes it is a matter of good corporate practice. If the shareholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP but may retain such independent registered public accounting firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders. The Company knows of no direct financial or material indirect financial interest of Deloitte & Touche LLP in the Company. A representative of Deloitte & Touche LLP will be available by telephone to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Audit Fees

Set forth in the table below are audit fees and non-audit related fees incurred by the Company and payable to Deloitte & Touche LLP for professional services performed for the Company’s fiscal year ended December 31, 2011.

Fiscal Year	Audit Fees	Audit-Related Fees[1]	Tax Fees[2]	All Other Fees[3]

2011

1	“Audit-Related Fees” are those fees incurred by the Company for out-of-pocket expenses relating to audit services provided by Deloitte & Touche LLP, fees relating to the review by Deloitte & Touche LLP of the Company’s registration statement filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and fees incurred in connection with the provision of comfort letters submitted by Deloitte & Touche LLP to Ameriprise Financial Services, Inc. in its capacity as a selected dealer to solicit subscriptions for shares of the Company’s common stock in connection with the Company’s Offering.

2	“Tax Fees” are those fees incurred by the Company in connection with tax consulting services performed by Deloitte & Touche LLP for the fiscal year ended December 31, 2011, including primarily the review of the Company’s income tax returns.

3	“All Other Fees” are those fees incurred by the Company in connection with permitted non-audit services performed by Deloitte & Touche LLP.

The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment advisers and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. Subsequent to the formation of the Board and the Audit Committee, all of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal year ended December 31, 2011 were pre-approved by the Audit Committee.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements filed with the SEC for the fiscal year ended December 31, 2011. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States).

The Audit Committee has pre-approved the permitted audit, audit-related, tax, and other services to be provided by Deloitte & Touche LLP, the Company’s independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chair, James H. Kropp, who will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Deloitte & Touche LLP to management.

The Audit Committee received and reviewed the written disclosures from Deloitte & Touche LLP required by the applicable Public Company Accounting Oversight Board rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Deloitte & Touche LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Deloitte & Touche LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Deloitte & Touche LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the year ended December 31, 2011 be included in the Company’s annual report on Form 10-K for 2011, for filing with the SEC. The Audit Committee also recommended the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012.

Audit Committee Members:
James H. Kropp, Chairman
Frederick Arnold
Kenneth C. Wright

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy, provided a quorum is present, is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF

DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE

COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

PROPOSAL 3:

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION

Shareholders of the Company are being asked to approve an amendment and restatement of the Articles of Incorporation (the “Amended and Restated Articles of Incorporation”) for the purpose of amending certain provisions set forth in the current Articles of Incorporation (collectively, the “Proposed Charter Amendments”) to conform to requirements set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines (the “Omnibus Guidelines”) relating to registration of securities offerings in individual states. A marked copy of the Amended and Restated Articles of Incorporation reflecting the Proposed Charter Amendments is attached as Appendix A to this proxy statement.

Reason for the Proposed Charter Amendments

Although the Shares are registered with the SEC under the Exchange Act and the Offering is registered with the SEC under the Securities Act. However, the Offering must also be registered in each individual state in which the Company offers and sells Shares. Most of such states, under their respective “blue sky” securities laws, generally require that issuers conducting public offerings conform to certain specific requirements set forth in the NASAA’s Omnibus Guidelines. NASAA developed the Omnibus Guidelines in part to provide some level of uniformity to the registration requirements among the individual states and generally relate to, among other things, corporate governance and shareholder protection matters.

The Company’s authorization to offer and sell Shares in certain of the states has been conditioned upon the Company’s undertaking to implement the Proposed Charter Amendments and thereby conform the Articles of Incorporation to certain issuer requirements under the Omnibus Guidelines. To enable the Company to make offers and sales of the Shares to residents of such states, and in order to comply with such undertaking, the Board has determined that the Proposed Charter Amendments are desirable and should be approved by the Company’s shareholders. If this proposal is approved by the shareholders at the Annual Meeting, the Proposed Charter Amendments will become effective upon the filing of the Amended and Restated Articles of Incorporation with, and acceptance for record of the Amended and Restated Articles of Incorporation by, State Department of Assessments and Taxation of Maryland.

Description of the Proposed Charter Amendments

This summary description of Proposed Charter Amendments is qualified in its entirety by Appendix A to this proxy statement. Pursuant to the Proposed Charter Amendments, the Amended and Restated Articles of Incorporation would include, among other things, the following revisions to the current Articles of Incorporation:

•	The addition of certain defined terms contained in the Omnibus Guidelines, which terms certain of the states have requested the Company add verbatim to the Articles of Incorporation.

•

A provision (Section 5.5) that distributions in kind will not be permitted, except for (i) distributions of readily marketable securities or the Company’s securities, or (ii) distributions in which the Board advises each shareholder of the risks associated with the ownership of the property, the Board offers each stockholder the election of receiving such in-kind distributions, and the in-kind distributions are made only to those shareholders that accept such offer.

•

A provision (Section 7.2) prohibiting the Company from purchasing insurance that would cover the Company’s investment advisers from any liability as to which the investment advisers are barred from receiving indemnification.

•

A provision (Section 8.4) obligating each investment adviser of the Company to pay all direct expenses associated with any termination by such investment adviser of its investment advisory agreement with the Company.

•

A provision (Section 11.5) requiring the Company and each person offering and selling Shares on the Company’s behalf to take certain steps to determine purchaser suitability in connection with such offers and sales.

Board Consideration

At a meeting of the Board held on February 23, 2012, the directors present in person unanimously voted to approve the Amended and Restated Articles of Incorporation. In reaching a decision to approve the Proposed Amended and Restated Investment Advisory and Administrative Services Agreement, the Board considered, among other things, the fact that (i) the Proposed Charter Amendments were generally favorable to the Company’s shareholders; and (ii) the Proposed Charter Amendments were necessary to conform to the issuer requirements set forth in the Omnibus Guidelines to permit the Company to conduct offers and sales of Shares in various states. Based on its review and discussion of the Amended and Restated Articles of Incorporation, the Board approved the Amended and Restated Articles of Incorporation and determined that adoption thereof was in the best interests of the Company’s shareholders. The Board then directed that the Amended and Restated Articles of Incorporation be submitted to the shareholders for approval at the Annual Meeting with the Board’s recommendation that the shareholders vote to approve the Amended and Restated Articles of Incorporation.

Required Vote

The affirmative vote of the holders of a majority of the votes of all issued and outstanding Shares as of the Record Date is required to approve the Articles Amendment and Restatement. For purposes of the vote on the Articles Amendment and Restatement, abstentions and broker non-votes will have the same effect as votes against the proposal, although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

SUBMISSION OF SHAREHOLDER PROPOSALS

The Company’s Amended and Restated Bylaws require the Company to hold an annual shareholders’ meeting for the election of directors and the transaction of any business within the powers of the Company on a date and at a time set by the Board. In addition, the Company will hold special meetings as required or deemed desirable or upon the request of holders of at least 10% of the Company’s outstanding Shares entitled to vote. Any shareholder that wishes to submit a proposal for consideration at a subsequent shareholders meeting should mail the proposal promptly to the Secretary of the Company. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Exchange Act and must be received by the Company in accordance with the Company’s Amended and Restated Bylaws and any other applicable law, rule, or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of Shares beneficially owned by the nominee, if any; the date such Shares were acquired and the investment intent of such acquisition; whether such shareholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required. To date, the Company has not received any recommendations from shareholders requesting consideration of a candidate for inclusion in the committee’s director-nomine slate in the Company’s proxy statement.

Pursuant to the Company’s Amended and Restated Bylaws, for a director nomination or other business to be considered for the next annual meeting of shareholders, notice must be provided in writing and delivered to the Secretary of the Company at the Company’s principal executive office before 90 days prior to March 23, 2012 but not before 120 days prior to March 23, 2012. The timely submission of a proposal does not guarantee its inclusion.

Any shareholder proposals submitted pursuant to the Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy statement and form of proxy for the 2013 annual meeting of shareholders must be received by the Company on or before December 31, 2012. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Corporate Capital Trust, Inc., 450 South Orange Avenue, Orlando, Florida, 32801, Attention: Corporate Secretary.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INVESTMENT ADVISER AND ADMINISTRATOR, INVESTMENT SUB-ADVISER, DEALER

MANAGER AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment adviser and administrator, investment sub-adviser, dealer manager, and sub-administrator:

INVESTMENT ADVISER AND ADMINISTRATOR	INVESTMENT SUB-ADVISER	MANAGING DEALER	SUB-ADMINISTRATOR
CNL Fund Advisors Company 450 S. Orange Avenue Orlando, FL 32801	KKR Asset Management LLC 555 California Street 50TH Floor San Francisco, CA 94104	CNL Securities Corp 450 S. Orange Avenue Orlando, FL 32801	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Appendix A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

ARTICLES OF AMENDMENT AND RESTATEMENT OF CORPORATE CAPITAL TRUST, INC.

FIRST: Corporate Capital Trust, Inc., a Maryland corporation, desires to amend and restate its articles of incorporation as currently in effect.

SECOND: The provisions of the articles of incorporation of the Company (as defined below), dated June 9, 2010, which are now in effect and as amended and restated hereby, in accordance with the Maryland General Company Law, are as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

CORPORATE CAPITAL TRUST, INC.

* * * * * * * * * *

ARTICLE I

NAME; DEFINITIONS

Section 1.1        Name. The name of the corporation (the “Company”) is Corporate Capital Trust, Inc.

So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name (and the word “Company” whenever used in these Articles of Amendment and Restatement of Corporate Capital Trust, Inc. (the “Articles of Incorporation”), except where the context otherwise requires) shall refer to the Board of Directors collectively but not individually or personally and shall not refer to the Shareholders or to any officers, employees or agents of the Company or of such Directors.

Under circumstances in which the Directors determine that the use of the name “Corporate Capital Trust, Inc.” is not practicable, they may use any other designation or name for the Company, subject to applicable law.

Section 1.2        Definitions. As used in these Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires:

“Acquisition Expenses” means expenses, including but not limited to legal fees and expenses, travel and communication expenses, costs regarding determination of creditworthiness and due diligence on prospective portfolio holding companies, non-refundable option payments on assets not acquired, accounting fees and expenses, and miscellaneous expenses relating to the purchase or acquisition of assets, whether or not acquired~~.”~~.

“Acquisition Fees” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Adviser) in connection with the initial purchase or acquisition of assets by the Company. Included in the computation of such fees or commissions shall be any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

“Administrator” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to an Administrative Services Agreement to provide the administrative services necessary for the operation of the Company, including any Person to whom the Administrator subcontracts any and all such services and including any successor to an Administrator who enters into an administrative services agreement with the Company or who subcontracts with a successor Administrator.

“Adviser” or “Advisers” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to an Advisory Agreement to provide investment advisory services to the Company and who is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, including any Person to whom the Adviser subcontracts any and all such services pursuant to a sub-advisory agreement and including any successor to an Adviser who enters into an Advisory Agreement with the Company or who subcontracts with a successor Adviser.

“Advisory Agreement” means that certain investment advisory agreement between the Company and the Adviser named therein pursuant to which the Adviser will act as the adviser to the Company and provide investment advisory, investment management and other specified services to the Company, including any sub-advisory agreement.

“Affiliate” or “Affiliated” means, with respect to any specified Person:

(a)        any other Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such specified Person;

(b)        any other Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such specified Person;

(c)        any other Person directly or indirectly controlling, controlled by or under common control with such specified Person;

(d)        any officer, director, trustee, partner, copartner or employee of such specified Person; and

(e)        if such specified person is an investment company, any investment adviser thereof or any member of an advisory board thereof.

“assessment” means, additional amount of capital that may be mandatorily required of, or paid voluntarily by, a Shareholder beyond his or her subscription commitment excluding deferred payments.

“Bylaws” means the bylaws of the Company, as the same are in effect and may be amended from time to time.

“capital contribution” means the total investment, including the original investment and amounts reinvested pursuant to distribution reinvestment plan in a program by a participant, or by all participants, as the case may be. Unless otherwise specified, capital contributions shall be deemed to include principal amounts to be received on account of deferred payments.

“cash available for distribution” means Cash Flow plus cash funds available for distribution from Company reserves less amounts set aside for restoration or creation of reserves.

“Cash Flow” means Company cash funds provided from operations, without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements. Cash withdawn from reserves is not Cash Flow.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“Common Stock” means the common stock, par value $0.001 per share, of the Company that may be issued from time to time in accordance with the terms of these Articles of Incorporation and applicable law, as described in Article V hereof, including any class or series of Common Stock.

“Controlling Person” means, as to any specified Person, any other Person, whatever such other Person’s title, who perform functions for such specified Person, as applicable, similar to those of: (a) a chairman or member of a board of directors of such specified Person; (b) an executive officer of such specified Person; or (c) those holding ten percent (10%) or more equity voting securities or interests in such specified Person, or having the power to direct or cause the direction of the such specified Person, whether through the ownership of voting securities, by contract, or otherwise.

“Directors,” “Board of Directors” or “Board” means, collectively, the individuals named in Section 4.1 of these Articles of Incorporation so long as they continue in office and all other individuals who have been duly elected and qualify as Directors of the Company hereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Front End Fees” means fees and expenses paid by any party for any services rendered to organize the Company and to acquire assets for the Company, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Board.

“GAAP” means generally accepted accounting principles as in effect in the United States of America from time to time or such other accounting basis mandated by the SEC.

“Independent Director” means a Director who is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act.

“Independent Expert” means a Person with no material current or prior business or personal relationship with the Company or the Adviser, who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company, and who is qualified to perform such work.

“Investment in program assets” means the amount of capital contributions actually paid or allocated to the purchase or development of assets acquired by the program (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent shall not be included) and other cash payments such as interest and taxes, but excluding front-end fees.

“Liquidity Event” means a Listing or any merger, reorganization, business combination, share exchange, acquisition by any Person or related group of Persons of beneficial ownership of all or substantially all of the shares of capital stock in the Company in one or more related transactions, or similar transaction involving the Company pursuant to which the Shareholders receive for their shares of capital stock, as full or partial consideration, cash, Listed or non-Listed equity Securities or combination thereof: (a) a Listing; (b) a sale or merger in a transaction that provides Shareholders with cash and/or securities of a publicly traded company; or (c) a sale of all or substantially all of the assets of the Company for cash or other consideration.

“Listing” means the listing of the shares of Common Stock (or any successor thereof) on a national securities exchange or national securities association registered with the SEC or the receipt by the Shareholders of Securities that are approved for trading on a national securities exchange or national securities association registered with the SEC in exchange for Common Stock. The term “Listed” shall have the correlative meaning. With regard to the Common Stock, upon commencement of trading of the Common Stock on a national securities exchange or national securities association registered with the SEC, the Common Stock shall be deemed Listed.

“MGCL” means Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland as amended from time to time, or any successor statute thereto.

“Net Asset Value” has the meaning ascribed to it in Section 5.6 hereof.

“Net Worth” means the excess of total assets over total liabilities as determined by GAAP.

“1940 Act” means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated thereunder.

“Organization and Offering Expenses” means any and all costs and expenses incurred by and to be paid from the assets of the Company in connection with and in preparing for the formation, qualification and registration of the Company, and the marketing and distribution of shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow agents or holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

“Person” means an individual, corporation, partnership, estate, trust joint venture, limited liability company or other entity or association.

“Roll-Up Entity” means a partnership, trust, corporation, or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

“Roll-Up Transaction” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the Shareholders. Such term does not include:

(a)        a transaction involving Securities of the Company that have been Listed for at least twelve (12) months; or

(b)        a transaction involving the conversion to another corporate form or to a trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)         Shareholders’ voting rights;

(ii)         the term of existence of the Company;

(iii)        Adviser compensation; or

(iv)        the Company’s investment objectives.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities” means Common Stock, any other capital stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing if and only if any such item is treated as a “security” under the Exchange Act, or applicable state securities laws.

“Shareholders” means the registered holders of the shares of the Company’s capital stock.

“Shares” means the unit of ownership interest in the Company.

“specified asset program” means a program where, at the time a securities registration is ordered effective, at least 75% of the net proceeds from the sale of program interests are allocable to the purchase, construction, renovation, or improvement of individually identified assets or assets that provide a reasonably objective basis in conformity with the Guidelines of the American Institute of Certified Public Accountants to allow the issuance of prospective financial statements. Reserves shall not be included in the 75%.

“Sponsor” means any person directly or indirectly instrumental in organizing, wholly or in part, a program or any person who will control, manage or participate in the management of a program, and any affiliate of such person. Not included is any person whose only relation with the program is that of an independent manager of a portion of program assets, and whose only compensation is as such. “Sponsor” does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services rendered in connection with the offering of program interests. A person may also be deemed a Sponsor of the program by:

(a)        taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the program, either alone or in conjunction with one or more other persons;

(b)        receiving a material participation in the program in connection with the founding or organizing of the business of the program, in consideration of services or property, or both services and property;

(c)        having a substantial number of relationships and contacts with the program;

(d)        possessing significant rights to control program properties;

(e)        receiving fees for providing services to the program which are paid on a basis that is not customary in the industry; or

(f)        providing goods or services to the program on a basis which was not negotiated at arm’s length with the program.

ARTICLE II

NATURE AND PURPOSE

The Company is a Maryland corporation within the meaning of the MGCL.

The purpose of the Company is to conduct, operate and carry on the business of a non-diversified closed-end investment company operating as a business development company, as such terms are defined in the 1940 Act, subject to making an election therefor under the 1940 Act, and to carry on such other business as the Directors may from time to time determine pursuant to their authority under this Agreement. The Company may not, without the affirmative vote of holders of more than fifty percent (50%) of the outstanding shares of capital stock of the Company entitled to vote on the matter, change the nature of the Company’s business so that the Company ceases to be, or withdraws the Company’s election to be, treated as a business development company under the 1940 Act.

ARTICLE III

RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent of the Company in Maryland is The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The Company may have such principal office within the State of Maryland as the Directors may from time to time determine. The principal address of the Company within the State of Maryland is 351 West Camden Street, Baltimore, Maryland 21201.

The Company also may have such other offices or places of business within or without the State of Maryland as the Directors may from time to time determine.

ARTICLE IV

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE SHAREHOLDERS AND DIRECTORS

Section 4.1        Number of Directors. The business and affairs of the Company shall be managed under the direction of the Board of Directors. The number of Directors of the Company is five (5), which number may be increased or decreased from time to time only by the Directors pursuant to the Bylaws, but shall never be less than the minimum number required by the MGCL. The names of the initial Directors and their respective classification in accordance with Section 4.2 below are as follows: Thomas K. Sittema (Class II), Matthew W. King (Class III), Kenneth C. Wright (Class I), Frederick Arnold (Class II) and James H. Kropp (Class III).

A majority of the Board of Directors shall be Independent Directors, except for a period of up to sixty (60) days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor.

The Company elects that, at all times that it is eligible to so elect, to be subject to the provisions of Section 3-804(c) of the MGCL, subject to applicable requirements of the 1940 Act, in order that any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

Section 4.2        Classes of Directors. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of Directors of one class shall expire at each annual meeting of Shareholders, and in all cases as to each Director such term shall extend until his or her successor shall be elected and shall qualify or until his or earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of Directors shall be apportioned among the classes as equally as possible. Class I initially shall consist of one Independent Director, Class II initially shall consist of one Independent Director and one non-Independent Director, and Class III initially shall consist of one Independent Director and one non-Independent Director. The initial term of office of Directors of Class I shall expire at the Company’s first annual meeting of Shareholders; the initial term of office of Directors of Class II shall expire at the Company’s second annual meeting of Shareholders; and the initial term of office of Directors of Class III shall expire at the Company’s third annual meeting of Shareholders. Following such initial terms, at each annual meeting of Shareholders, a number of Directors equal to the number of Directors of the class whose term expires at the time of such meeting (or, if less, the number of Directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of Shareholders after their election. Each Director may be reelected to an unlimited number of succeeding terms in accordance with these provisions.

At each annual election, Directors chosen to succeed those whose terms then expire shall be of the same class as the Directors they succeed, unless by reason of any intervening changes in the authorized number of Directors, the Board of Directors shall designate one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of Directors among the classes.

Notwithstanding the rule that the three classes shall be as nearly equal in number of Directors as possible, in the event of any change in the authorized number of Directors, each Director then continuing to serve as such shall nevertheless continue as a Director of the class of which such Director is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the three classes shall be as nearly equal in number of Directors as possible, be allocated to any class, the Board of Directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

The voting procedures and the number of votes required to elect a Director shall be as set forth in the Bylaws, which may be amended by the Board.

Section 4.3        Shareholder Voting. Except as provided in Article II, Section 4.8, Section 6.2, Section 6.3, Section 10.2, Section 11.1 and Section 13.2 of these Articles of Incorporation, notwithstanding any provision of law permitting any particular action to be approved by the affirmative vote of the holders of shares of the Company’s capital stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the Board of Directors, and approved by a majority of the votes cast at a meeting of Shareholders at which a quorum is present. All shares of all classes shall vote together as a single class provided that: (a) as to any matter with respect to which a separate vote of any class is required by the 1940 Act or any orders issued thereunder, or by the MGCL, such requirement as to a separate vote by that class shall apply in lieu of a general vote of all classes; (b) in the event that separate voting requirements apply with respect to one or more classes, then subject to subparagraph (c), the shares of all other classes not entitled to a separate vote shall vote together as a single class; and (d) as to any matter which in the judgment of the Board (which judgment shall be conclusive) does not affect the interest of a particular class, such class shall not be entitled to any vote and only the holders of shares of the one or more affected classes shall be entitled to vote. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws to the contrary, for such matters that require the vote of a majority of the outstanding voting capital stock of the Company under the 1940 Act, such majority vote shall be determined as set forth in Section 2(a)(42) of the 1940 Act. The provisions of this Section 4.3 shall be subject to the limitations of the MGCL, the 1940 Act and other applicable statutes or regulations.

Section 4.4        Quorum. The determination of whether a quorum has been established for a meeting of the Company’s Shareholders shall be as set forth in the Bylaws.

Section 4.5        Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified capital stock or as may otherwise be provided by contract approved by the Board, no Shareholder shall, as such Shareholder, have any preemptive right to purchase or subscribe for any additional capital stock of the Company or any other Security of the Company that it may issue or sell.

Section 4.6        Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of any class or series of capital stock and except as contemplated by Section 3-708 of the MGCL, no Shareholder shall be entitled to exercise the rights of an objecting Shareholder under Title 3, Subtitle 2 of the MGCL or any successor provision thereto in connection with any transaction.

Section 4.7        Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation shall be final and conclusive and shall be binding upon the Company and every Shareholder: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its capital stock or the payment of other distributions on its capital stock; (ii) the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of capital stock of the Company; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any capital stock of the Company; (vi) any matter relating to the acquisition, holding and disposition of any assets by the Company; or (vii) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, these Articles of Incorporation or the Bylaws or otherwise to be determined by the Board provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

Section 4.8        Removal of Directors. Subject to the rights of holders of one or more classes or series of capital stock to remove one or more Directors, any Director, or the entire Board may be removed from office at any time only for cause and only by the affirmative vote of holders of at least two-thirds of the shares of common stock entitled to be cast generally in the election of Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

Section 4.9        Business Combination Statute. Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any “business combination” (as defined in Section 3-601(e) of the MGCL) of the Company and any Person.

ARTICLE V

CAPITAL STOCK

Section 5.1        Authorized Capital Stock. The amount of capital stock that the Company has authority to issue is one billion (1,000,000,000) shares of capital stock, $0.001 par value per share. All shares of capital stock shall be fully paid and nonassessable when issued, and the Company shall not make any mandatory assessment against any Shareholder beyond such Shareholder’s subscription commitment.

Section 5.2        Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of capital stock of the Company of any class or series, whether now or hereafter authorized, or securities or rights convertible into capital stock of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in these Articles of Incorporation or the Bylaws.

Section 5.3        Authorization by Board of Classes and Series of Stock. A majority of the entire Board of Directors, including a majority of the Independent Directors, without any action by the Shareholders, may amend these Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of capital stock or the number of shares of capital stock of any class or series that the Company has authority to issue.

Section 5.4        Classification by Board. Without the assent or vote of the Shareholders, the Board of Directors may classify and reclassify any unissued shares of capital stock into one or more additional or other classes, including without limitation, preferred stock, or series as may be established from time to time, in its discretion by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of capital stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series.

Section 5.5        Dividends and Distributions.

(a)        Unless otherwise expressly provided in these Articles of Incorporation, the holders of each class or series of capital stock shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board, and the dividends and distributions paid with respect to the various classes or series of capital stock may vary among such classes or series. Expenses related to the distribution of, and other identified expenses that properly should be allocated to the shares of, a particular class or series may be appropriately reflected (in a manner determined by the Board, in its discretion) and cause a difference in the Net Asset Value attributable to, and the dividend, redemption and liquidation rights of, the shares of each such class or series of capital stock.

(b)        The Board of Directors shall cause the Company to provide for adequate reserves for normal replacements and contingencies (but the Company shall not be required to maintain reserves for payment of fees payable to the Adviser) by causing the Company to retain a reasonable percentage of proceeds from offerings and revenues.

(c)        From time to time and not less than quarterly, the Company shall review the Company’s accounts to determine whether cash distributions are appropriate. The Company may, subject to authorization by the Board of Directors, distribute to the Shareholders funds received by the Company that the Board of Directors deems unnecessary to retain in the Company. The Board may authorize the Company to declare and pay to Shareholders such dividends or distributions, in cash or other assets of the Company or in Securities of the Company or from any other source, as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and distributions (i) as shall be necessary for the Company to qualify as a “Regulated Investment Company” under the Code and a business development company under the 1940 Act, and (ii) to the extent that the Board deems it unnecessary for the Company to retain funds received by it; provided, however, that in each case Shareholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this ~~Section 5.5~~Section 5.5 shall be subject to the provisions of any class or series of shares at the time outstanding. The receipt by any Person in whose name any shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable Securities, distributions of ~~beneficial interests in~~cash from a liquidating trust established for the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles of Incorporation or distributions in which (i) the Board advises each Shareholder of the risks associated with direct ownership of the property, (ii) the Board offers each Shareholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those Shareholders that accept such offer.

Section 5.6        Net Asset Value. The “Net Asset Value” per share of any class shall be the quotient obtained by dividing the value of the net assets of that class (being the value of the Securities and other assets attributable to that class less the liabilities attributable to that class) by the total number of shares of that class outstanding, all as determined by or under the direction of the Board of Directors in accordance with GAAP and the 1940 Act. Subject to the applicable provisions of the 1940 Act, the Board, in its sole discretion, may prescribe and shall set forth in the Bylaws of the Company or in a duly adopted resolution of the Board such bases and times for determining the value of the assets attributable to, and the Net Asset Value per share of outstanding shares of, each class, or the net income attributable to such shares, as the Board deems necessary or desirable. The Board shall have full discretion, to the extent not inconsistent with the MGCL and the 1940 Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes.

Section 5.7        Proportionate Rights. All shares of each particular class shall represent an equal proportionate interest in the assets attributable to the class (subject to the liabilities of that class), and each share of any particular class shall be equal to each other share of that class. The Board of Directors may, from time to time, divide or combine the shares of any particular class into a greater or lesser number of shares of that class without thereby changing the proportionate interest in the assets attributable to that class or in any way affecting the rights of holders of shares of any other class.

Section 5.8        Distributions in Liquidation. Unless otherwise expressly provided in these Articles of Incorporation, in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of all classes of capital stock of the Company shall be entitled, after payment or provision for payment of the debts and other liabilities of the Company (as such liability may affect one or more of the classes and series of shares of capital stock of the Company), to share ratably in the remaining net assets of the Company.

Section 5.9        Deferred Payments. The Company shall not have authority to make arrangements for deferred payments on account of the purchase price of shares of the Company’s capital stock unless all of the following conditions are met: (a) such arrangements are warranted by the Company’s investment objectives; (b) the period of deferred payments coincides with the anticipated cash needs of the Company; (c) the deferred payments shall be evidenced by a promissory note of the Shareholder, which note shall be with recourse, shall not be negotiable, shall be assignable only subject to defenses of the maker and shall not contain a provision authorizing a confession of judgment; and (d) selling commissions and Front End Fees paid upon deferred payments are payable when payment is made on the note. The Company shall not sell or assign the deferred obligation notes at a discount. In the event of default in the payment of deferred payments by a Shareholder, the Shareholder may be subjected to a reasonable penalty.

Section 5.10      Fractional Shares. The Company shall have authority to issue fractional shares. Any fractional shares of capital stock shall carry proportionately all of the rights of a whole share, including, without limitation, the right to vote and the right to receive dividends and other distributions.

Section 5.11      Temporary Investments. The Board of Directors shall, in its sole discretion, cause to be temporarily placed the proceeds from offerings by the Company into short-term, highly liquid investments that, in the reasonable judgment of the Board, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Company and the nature, timing and implementation of any changes thereto; provided, however, that the Board shall have no fiduciary or other obligation to select any short-term, highly liquid investment based solely on any yield or return of such investment.

Section 5.12      Articles of Incorporation and Bylaws. All persons who shall acquire capital stock in the Company shall acquire the same subject to the provisions of these Articles of Incorporation and the Bylaws.

ARTICLE VI

AMENDMENTS; CERTAIN EXTRAORDINARY ACTIONS

Section 6.1        Amendments Generally. The Company reserves the right from time to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles of Incorporation, of any shares of outstanding capital stock. All rights and powers conferred by these Articles of Incorporation on Shareholders, Directors and officers are granted subject to this reservation.

Section 6.2        Approval of Certain Articles of Incorporation Amendments. The affirmative vote of the holders of capital stock entitled to cast at least two-thirds (2/3) of all shares of capital stock of the Company entitled to vote on the matter shall be necessary to effect:

(a)        Any amendment to these Articles of Incorporation to make the Common Stock a “redeemable security” or to convert the Company, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act); and

(b)        Any amendment to Section 4.3, 4.8, Section 6.1 or this Section 6.2.

Section 6.3        Approval of Certain Amendments to Bylaws. The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws; provided, however, that any amendment to the Bylaws and any addition of new Bylaws that adversely affects the rights of Shareholders must be approved by holders of more than fifty percent (50%) of the outstanding shares of capital stock of the Company entitled to vote thereon.

ARTICLE VII

LIMITATION OF LIABILITY; INDEMNIFICATION AND

ADVANCE OF EXPENSES

Section 7.1        Limitation of Shareholder Liability. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Shareholder.

Section 7.2        Limitation of Director and Officer Liability. To the fullest extent permitted by Maryland law, subject to any limitation set forth under the federal securities laws, or in this Article VII, no Director or officer of the Company shall be liable to the Company or its Shareholders for money damages. Neither the amendment nor repeal of this ~~Section 7.2~~Section 7.2, nor the adoption or amendment of any other provision of these Articles of Incorporation or Bylaws inconsistent with this ~~Section 7.2~~Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption. The Company may not incur the cost of that portion of liability insurance which insures the Adviser for any liability as to which the Adviser is prohibited from being indemnified.

Section 7.3        Indemnification.

(a)        Each Person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact:

(i)        that he or she is or was a Director, officer, employee, Controlling Person or agent of the Company, or

(ii)        that he or she, being at the time a Director, officer, employee or agent of the Company, is or was serving at the request of the Company as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, “another enterprise” or “other enterprise”), whether either in case (i) or in case (ii) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a Director, officer, employee, Controlling Person or agent of the Company, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity related to the Company or such other enterprise while so serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent not prohibited by Maryland law and subject to paragraphs (b) and (c) below, from and against all liability, loss, judgments, penalties, fines, settlements, and reasonable expenses (including, without limitation, attorneys’ fees and amounts paid in settlement) (collectively, “Liability and Losses”) actually incurred or suffered by such Person in connection therewith. The Persons indemnified hereunder are hereinafter referred to as “Indemnitees.” Such indemnification as to such alleged action or inaction shall continue as to an Indemnitee who has after such alleged action or inaction ceased to be a Director, officer, employee, Controlling Person or agent of the Company, or director, officer, employee or agent of another enterprise; and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred under this Article VII: (A) shall be a contract right; (B) shall not be affected adversely as to any Indemnitee by any amendment or repeal of these Articles of Incorporation with respect to any action or inaction occurring prior to such amendment or repeal; and (C) shall vest immediately upon election or appointment of such Indemnitee.

(b)        Notwithstanding anything to the contrary herein, the Company shall not provide any indemnification of an Indemnitee pursuant to paragraph (a) above, unless all of the following conditions are met:

(i)        The Indemnitee has determined, in good faith, that any course of conduct of such Indemnitee giving rise to the Liability and Losses was in the best interests of the Company.

(ii)        The Indemnitee was acting on behalf of or performing services for the Company.

(iii)      Such Liability and Losses were not the result of (1) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), or (2) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director. The determination required by this subparagraph (b)(iii) shall be made in the manner specified in MGCL Section 2-418(e)(2).

(iv)      Such indemnification is recoverable only out of the net assets of the Company and not from the Shareholders.

(c)        Notwithstanding anything to the contrary herein, the Company shall not provide any indemnification of an Indemnitee pursuant to paragraph (a) above for any Liability and Losses arising from or out of an alleged violation of federal or state securities laws by such Indemnitee unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

Section 7.4        Payment of Expenses. The Company shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 7.3 hereof, (iii) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Company with a written agreement to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined by final, non-appealable decision of a court of competent jurisdiction, that the Indemnitee is not entitled to indemnification. The determination of reasonableness of such legal expenses and other costs shall be made in the manner specified in MGCL Section 2-418(e)(2) and (3).

Section 7.5        Limitations to Indemnification. The provisions of this Article VII shall be subject to the limitations of the 1940 Act.

Section 7.6        Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Shareholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s net assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

Section 7.7        Non-exclusivity. The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which any Indemnitee may be entitled under the Bylaws, a resolution of Shareholders or Directors, an agreement or otherwise.

ARTICLE VIII

ADVISER AND ADMINISTRATOR

Section 8.1        Supervision of Adviser and Administrator.

(a)        Subject to the requirements of the 1940 Act, the Board of Directors may exercise broad discretion in allowing the Adviser and, if applicable, an Administrator, to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Adviser, or if any, the Administrator, to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Shareholders and are fulfilled and that (i) the expenses incurred are reasonable in light of the investment performance of the Company, its net assets and its net income, (ii) all Front End Fees shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment, and (iii) the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Company, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.

(b)        The Board of Directors is responsible for determining that compensation paid to the Adviser is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. The Board may consider all factors that they deem relevant in making these determinations. So long as the Company is a business development company under the 1940 Act, compensation to the Adviser shall be considered presumptively reasonable if the incentive fee is limited to the participation in net gains allowed by the 1940 Act.

Section 8.2        Fiduciary Obligations. The Board of Directors shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Company’s immediate possession or control. The Board shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company. The Board of Directors shall not permit any Shareholder to contract away any fiduciary obligation owed by the Board of Directors under common law.

Section 8.3        Experience. The Board of Directors shall determine the sufficiency and adequacy of the relevant experience and qualifications for the officers of the Company given the business objective of the Company. The Board shall determine whether any Adviser possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

Section 8.4        Termination. The Advisory Agreement shall provide that it is terminable (a) by the Company upon 60 days’ written notice to the Adviser: (i) upon the affirmative vote of holders of a majority of the outstanding voting securities of the Company entitled to vote on the matter (as “majority” is defined in Section 2(a)(42) of the 1940 Act) or (ii) by the vote of the Independent Directors; or (b) by the Adviser upon not less than 120 days’ written notice to the Company, in each case without cause or penalty, and shall provide that in each case the Adviser will cooperate with the Company and the Board of Directors in making an orderly transition of the advisory function. The Advisers have agreed that in the event of such a termination by an Adviser, such Adviser shall pay all direct expenses incurred as a direct result of its withdrawal.

Section 8.5        Organization and Offering Expenses Limitation. Unless otherwise provided in any resolution adopted by the Board of Directors, the Company shall reimburse the Adviser and its Affiliates for Organization and Offering Expenses incurred by the Adviser or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable, as determined by the Board, and shall be included in Front End Fees for purposes of the limit on such Front End Fees set forth in Section 8.1.

Section 8.6        Acquisition Fees. The Company may pay the Adviser and/or its Affiliates fees for the review and evaluation of potential investments; provided, however, that the Board of Directors shall conclude that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable.

Section 8.7        Reimbursement of Advisor. The Company shall not reimburse the Adviser or its Affiliates for services for which the Adviser or its Affiliates are entitled to compensation in the form of a separate fee. Excluded from the allowable reimbursement shall be: (a) rent or depreciation, utilities, capital equipment, other administrative items of the Adviser; and (b) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser.

Section 8.8        Reimbursement of Administrator. In the event the Company executes an agreement for the provision of administrative services, then the Company may reimburse the Administrator, at the end of each fiscal quarter, for all expenses of the Company incurred by the Administrator as well as the actual cost of goods and services used for or by the Company and obtained from entities not Affiliated with the Company. The Administrator may be reimbursed for the administrative services necessary for the prudent operation of the Company performed by it on behalf of the Company; provided, however, the reimbursement shall be an amount equal to the lower of the Administrator’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. Except as otherwise provided herein, no reimbursement shall be permitted for services for which the Administrator is entitled to compensation by way of a separate fee.

Notwithstanding the foregoing, the Company may reimburse the Administrator, under an agreement between the Company and the Administrator whereby the Administrator shall provide certain administrative services for the Company, for the salaries, rent and travel expenses of executive officers of the Administrator also serving in the capacity of chief financial officer or chief compliance officer of the Company, provided such reimbursement is approved annually by the Independent Directors.

ARTICLE IX

INVESTMENT OBJECTIVES AND LIMITATIONS

Section 9.1        Investment Objective. The Company’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies being followed by the Company are in the best interests of its Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Directors.

Section 9.2        Investments, Generally. All transactions entered into by the Company shall be consistent with the investment permissions and limitations as established for business development companies under the 1940 Act, including any applicable exemptive orders that have been or may be issued in the future by the SEC.

Section 9.3        Investments in Programs. For purposes of this Section, “Program” shall be defined as a limited or general partnership, joint venture, unincorporated association or similar organization, other than a corporation, formed and operated for the primary purpose of investment in and the operation of or gain from and interest in the assets to be acquired by such entity. A Program shall not include an Eligible Portfolio Company as defined by the 1940 Act.

(a)        The Company shall not invest in Programs with non-Affiliates that own and operate specific assets, unless the Company, alone or together with any publicly registered Affiliate of the Company meeting the requirements of subsection (b) below, acquires a controlling interest in such a Program, but in no event shall the Adviser be entitled to duplicate fees; provided, however that the foregoing is not intended to prevent the Company from carrying out its business of investing and reinvesting its assets in Securities of other issuers. For purposes of this Section, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the Program, including the authority to: (i) review all contracts entered into by the Program that will have a material effect on its business or assets; (ii) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the Program agreement, to limits as to time, minimum amounts and/or a right of first refusal by the Program or consent of the Program; (iii) approve budgets and major capital expenditures, subject to a stated minimum amount; (iv) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds; and (v) exercise a right of first refusal on any desired sale or refinancing by the Program of its interest in the assets, except for transfer to an Affiliate of the Program.

(b)        The Company shall have the authority to invest in Programs with other publicly registered Affiliates of the Company if all of the following conditions are met: (i) the Affiliate and the Company have substantially identical investment objectives; (ii) there are no duplicate fees to the Adviser; (iii) the compensation payable by the Program to the Advisers in each Company that invests in such Program is substantially identical; (iv) each of the Company and the Affiliate has a right of first refusal to buy if the other party wishes to sell assets held in the joint venture; (v) the investment of each of the Company and its Affiliate is on substantially the same terms and conditions; and (vi) any prospectus of the Company in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions since neither the Company nor its Affiliate controls the Program, and the potential risk that while the Company or its Affiliate may have the right to buy the assets from the Program, it may not have the resources to do so.

(c)        The Company shall have the authority to invest in Programs with Affiliates other than publicly registered Affiliates of the Company only if all of the following conditions are met: (i) the investment is necessary to relieve the Adviser from any commitment to purchase the assets entered into in compliance with Section 10.1 prior to the closing of the offering period of the Company; (ii) there are no duplicate fees to the Adviser; (iii) the investment of each entity is on substantially the same terms and conditions; (iv) the Company has a right of first refusal to buy if the Adviser wishes to sell assets held in the joint venture; and (v) any prospectus of the Company in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions.

(d)        The Company may be structured to conduct operations through separate single-purpose entities managed by the Adviser (multi-tier arrangements); provided, that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained herein or under applicable federal or state securities laws. Any agreements regarding such arrangements shall accompany any prospectus of the Company, if such agreement is then available, and the terms of such agreement shall contain provisions assuring that all of the following restrictions apply: (i) there will be no duplication or increase in Organization and Offering Expenses, fees payable to the Adviser, program expenses or other fees and costs; (ii) there will be no substantive alteration in the fiduciary and contractual relationship between the Adviser, the Company and the Shareholders; and (iii) there will be no diminishment in the voting rights of the Shareholders.

(e)        Other than as specifically permitted in subsections (b), (c) and (d) above, the Company shall not invest in Programs with Affiliates.

(f)        The Company shall be permitted to invest in general partnership interests of limited partnership Programs only if the Company, alone or together with any publicly registered Affiliate of the Company meeting the requirements of subsection (b) above, acquires a “controlling interest” as defined in subsection (a) above, the Adviser is not entitled to any duplicate fees, no additional compensation beyond that permitted under applicable law is paid to the Adviser, and the limited partnership Program agreement or other applicable agreement complies with this Section.

Section 9.4        Other Goods or Services

(a)        The Company may accept goods or other services provided by the Administrator in connection with the operation of assets, provided that (i) the Administrator determines such self-dealing arrangement is in the best interest of the Company; (ii) the terms pursuant to which all such goods or services are provided to the Company by the Administrator shall be embodied in a written contract, the material terms of which must be fully disclosed to the Shareholders; (iii) the contract shall contain a clause allowing termination without penalty on sixty (60) days’ prior notice. Without limitation to the foregoing, arrangements to provide such goods or other services must meet all of the following criteria: (X) the Administrator must be independently engaged in the business of providing such goods or services to persons other than its Affiliates and at least thirty-three percent (33%) of the Administrator’s associated gross revenues must come from persons other than its Affiliates; (Y) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged by persons other than the Administrator in the same geographic location who provide comparable goods or services which could reasonably be made available to the Company; and (Z) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the Shareholders. Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from persons other than the Administrator.

(b)        Notwithstanding the foregoing subsection (a)(X), if the Administrator is not engaged in the business to the extent required by such clause, the Administrator may provide to the Company administrative services if all of the following additional conditions are met: (i) the Administrator can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by persons other than the Administrator in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the Administrator on behalf of the Company in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws; and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws.

ARTICLE X

CONFLICTS OF INTEREST

Section 10.1        Sales and Leases to Company. The Company shall not purchase or lease assets in which the Adviser or any Affiliate thereof has an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the Shareholders either in a periodic report filed with the SEC or otherwise; and (b) the assets are sold or leased upon terms that are reasonable to the Company and at a price not to exceed the lesser of cost or fair market value as determined by an Independent Expert. Notwithstanding anything to the contrary in this Section 10.1, the Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Company, or the completion of construction of the assets, provided that all of the following conditions are met: (i) the assets are purchased by the Company at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Company; and (iii) there are no other benefits arising out of such transaction to the Adviser.

Section 10.2        Sales and Leases to the Adviser, Directors or Affiliates. The Company shall not sell assets to the Adviser or any Affiliate thereof unless such sale is duly approved by the holders of more than fifty percent (50%) of the outstanding voting securities of the Company. The Company shall not lease assets to the Adviser or any Director or Affiliate thereof unless all of the following conditions are met: (i) the transaction is fully disclosed to the Shareholders either in a periodic report filed with the SEC or otherwise; and (ii) the terms of the transaction are fair and reasonable to the Company.

Section 10.3        Loans. Except for the advancement of funds pursuant to 0, no loans, credit facilities, credit agreements or otherwise shall be made by the Company to the Adviser or any Affiliate thereof.

Section 10.4        Commissions on Financing, Refinancing or Reinvestment. The Company shall not pay, directly or indirectly, a commission or fee to the Adviser or any Affiliate thereof (except as otherwise specified in this Article X) in connection with the reinvestment of cash available for distribution and available reserves or of the proceeds of the resale, exchange or refinancing of assets.

Section 10.5        Exchanges. The Company may not acquire assets in exchange for capital stock of the Company without approval of a majority of the Board of Directors, including a majority of the Independent Directors.

Section 10.6        Other Transactions. The Company shall not engage in any other transaction with the Adviser or a Director or Affiliate thereof unless (a) such transaction complies with all applicable law and (b) a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from non-Affiliated third parties.

Section 10.7        Lending Practices. On financings made available to the Company by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser shall not impose a prepayment charge or penalty in connection with such financings and the Adviser shall not receive points or other financing charges. The Adviser shall be prohibited from providing permanent financing for the Company. For purposes of this Section 10.7, “permanent financing” shall mean any financing with a term in excess of twelve (12) months.

ARTICLE XI

SHAREHOLDERS

Section 11.1        Certain Voting Rights of Shareholders. Subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of these Articles of Incorporation, the following actions may be taken by the Shareholders, without concurrence by the Board of Directors, upon a vote by the holders of more than fifty percent (50%) of the outstanding shares of capital stock of the Company entitled to vote on the matters; and, if the Company seeks to take any of the following actions, such shall require the affirmative vote of holders of fifty percent (50%) of the outstanding shares of capital stock of the Company entitled to vote thereon:

(a)        modify these Articles of Incorporation in a way that would materially adversely affect the rights of the shareholders, including those rights relating to voting, the nonassessability of shares of capital stock of the Company, and proportionality, as provided in ~~Section 5.1~~Section 5.1 and ~~Section 5.7~~Section 5.7 respectively;

(b)        appoint a new Adviser; or

(c)        sell all or substantially all of the Company’ assets other than in the ordinary course of the Company’s business.

Section 11.2        Voting Limitations on Shares Held by the Adviser, Directors and Affiliates. With respect to shares owned by the Adviser, any Director, or any of their respective Affiliates, neither the Adviser, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Shareholders regarding the removal of the Adviser, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Adviser, such Director(s) and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.

Section 11.3        Right of Inspection.

(a)         Any Shareholder may: (i) in person or by agent, on written request, inspect and obtain copies during normal business hours the Company’s books and records and stock ledger; and (ii) present to any officer of the Company or its resident agent a written request for a statement if its affairs.

(b)         Any person or group of persons who together are and for at least six months have been Shareholders of record of at least five percent (5%) of the Company’s outstanding equity Securities of the Company of any class may: (i) in person or by agent, on written request, inspect and copy during usual business hours the books and records and stock ledger of the Company; (ii) present to any officer or resident agent of the Company a written request for a statement of its affairs; and (iii) in the event the Company does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the Company a written request for the Shareholder List. As used in this Section 11.3, the term “Shareholder List” means an alphabetical list of names and addresses of the Shareholders of the Company along with the number of ~~Equity Shares~~equity shares held by each of them.

(c)         A copy of the Shareholder List, requested in accordance with this Section, shall be mailed within ten business days of the request and shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

(d)         The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Shareholder request. A holder of Common Stock may request a copy of the Shareholder List in connection with matters relating to Shareholders’ voting rights, the exercise of Shareholder rights under federal proxy laws or for any other proper and legitimate purpose. Each Shareholder who receives a copy of the Shareholder List shall keep such list confidential and shall sign a confidentiality agreement to the effect that such Shareholder will keep the Shareholder List confidential and share such list only with its employees, representatives or agents who agree in writing to maintain the confidentiality of the Shareholder List.

(e)         If the Adviser or Directors neglect or refuse to exhibit, produce or mail a copy of the Shareholder List as requested, the Adviser and the Directors shall be liable to any Shareholder requesting the list for the costs, including attorneys’ fees, incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Company. The Company may require the Shareholder requesting the Shareholder List to represent that the list is not requested for a commercial purpose unrelated to the Shareholder’s interest in the Company. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition, to and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.

Section 11.4        Shareholder Reports.

(a)         The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered by any reasonable means, including an electronic medium, to each Shareholder as of a record date after the end of the fiscal year within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the commencement of the Company’s initial public offering that shall include: (i) financial statements prepared in accordance with GAAP that are audited and reported on by independent certified public accountants; (ii) a report of the activities of the Company during the period covered by the report; and (iii) where forecasts have been provided to the Shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (iv) a report setting forth distributions to Shareholders for the period covered thereby and separately identifying distributions from: (A) Cash Flow from operations during the period; (B) Cash Flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets of the Company; and (D) reserves from the gross proceeds. Such annual report must also contain a breakdown of the costs reimbursed to the Adviser.

(b)        The Directors, including the Independent Directors, shall take reasonable steps to ensure that the Company shall cause to be prepared and filed within sixty (60) days after the end of each fiscal quarter of the Company, a Form 10-Q if required under the Exchange Act.

(c)        The Directors, including the Independent Directors, shall take reasonable steps to ensure that the Company shall cause to be prepared and mailed within seventy-five (75) days after the end of each fiscal year of the Company to each Person who was at any time during such fiscal year a Shareholder all information necessary for the preparation of the Shareholders’ federal income tax returns.

(d)        If capital stock has been purchased on a deferred payment basis, on which there remains an unpaid balance during any period covered by any report required by subsections (a) and (b) above; then such report shall contain a detailed statement of the status of all deferred payments, actions taken by the Company in response to any defaults, and a discussion and analysis of the impact on capital requirements of the Company.

(e)        The Board of Directors shall cause the Company, upon request from any state official or agency or official administering the securities laws of such state (a “State Administrator”), to submit to such State Administrator the reports and statements required to be distributed to Shareholders pursuant to this Section 11.4.

Section 11.5        Shareholder Suitability.

(a)        During any public offering of its securities, the Company and those selling shares on its behalf shall, with respect to share offers and sales in which they are broker of record, assure that such shares are offered and sold pursuant only to prospective investors who, in each case, meet the income and Net Worth “Suitability Standards” as specified in the registration statement for the current offering of securities as declared effective by the SEC.

(b)        The determination of suitability shall be based upon information obtained from each prospective investor, including but not limited to, such prospective investor’s age, investment objectives, investment experience, income, Net Worth, financial situation, other investments and any other pertinent factors.

ARTICLE XII

ROLL-UP TRANSACTIONS

Section 12.1        Roll-up Transactions. In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Expert. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and the Shareholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Shareholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to Shareholders who vote against the proposed Roll-Up Transaction the choice of:

(a)        accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b)        one of the following:

(i)        remaining as Shareholders and preserving their interests therein on the same terms and conditions as existed previously; or

(ii)        receiving cash in an amount equal to the Shareholder’s pro rata share of the appraised value of the net assets of the Company.

The Company is prohibited from participating in any proposed Roll-Up Transaction:

(a)      that would result in the Shareholders having voting rights in a Roll-Up Entity that are less than the rights provided for in ~~Section 11.1~~Section 11.1 hereof;

(b)      that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of capital stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the capital stock held by that investor;

(c)      in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in ~~Section 11.3~~Section 11.3 hereof; or

(d)      in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the Shareholders.

ARTICLE XIII

DURATION OF THE COMPANY

Section 13.1        Duration of the Company. The Company shall continue perpetually unless terminated pursuant to the provisions contained herein or pursuant to any applicable provision of the MGCL.

Section 13.2        Dissolution by Shareholder Vote. The Company may be dissolved at any time, without the necessity for concurrence by the Board, upon affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of capital stock entitled to vote on the matter.

Section 13.3        Consideration of Liquidity Event. If the Company has not had a Liquidity Event on or before December 31, 2018, the Board of Directors shall be required to consider, but shall not be required to recommend, a Liquidity Event of the Company.

Section 13.4         Merger or Other Reorganization of the Company. The Company may not cause the merger or other reorganization of the Company without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of capital stock of the Company entitled to vote on the matter.

RECITALS CONTINUED:

THIRD: The amendment and restatement of the Articles of Incorporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the Shareholders of the Company as required by law.

FOURTH: The current address of the principal executive office of the Company is 450 South Orange Avenue, Orlando, Florida 23801, and the name and address of the Company’s current resident agent the Company’s principal office within the State of Maryland are as set forth in ~~Article III~~Article III of the foregoing amendment of the Articles of Incorporation.

FIFTH: The number of Directors of the Company and the names of those currently in office are as set forth in ~~Section 4.1 of Article IV~~Section 4.1 of Article IV of the foregoing amendment and restatement of the Articles of Incorporation.

SIXTH: The total number of shares of capital stock which the Company had authority to issue immediately prior to the foregoing amendment and restatement of the Articles of Incorporation was one billion shares of Common Stock, $0.001 par value per share.

SEVENTH: The total number of shares of capital stock which the Company has authority to issue after giving effect to the amendments set forth in the foregoing amendment and restatement of the Articles of Incorporation is one billion shares of Common Stock, $0.001 par value per share.

EIGHTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Company has caused these Amended and Restated Articles of Incorporation to be signed in its name and on its behalf by its President on March 16, 2011.

CORPORATE CAPITAL TRUST, INC.

Attest:		By:
	Secretary		Andrew A. Hyltin
President and Chief Executive Officer

450 South Orange Avenue Orlando, Florida, 32801

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CORPORATE CAPITAL TRUST, INC. (the “Company”) THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS:
1.	Election of one director, for a three-year term.
	Nominee	For	Against	Abstain
	01) Kenneth C. Wright	☐	☐	☐

		For	Against	Abstain
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012.	☐	☐	☐

		For	Against	Abstain
3.	Approval of the proposed Second Amended and Restated Articles of Incorporation of the Company.	☐	☐	☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of annual shareholders meeting, the proxy statement with respect thereof and our annual report to shareholders with respect to our 2011 fiscal year, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting. This proxy may be revoked at any time before it is exercised.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

The Proxy Statement and the 2011 Annual Report to Shareholders are available at:

www.[proxyvote].com

PROXY

CORPORATE CAPITAL TRUST, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Thomas K. Sittema and Paul S. Saint-Pierre, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of Corporate Capital Trust, Inc. (the “Company”) that the undersigned is entitled to vote, at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 3, 2012 at 11:00 a.m., Eastern time, and any adjournment or postponement thereof, on all matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, dated [                    ], 2012, a copy of which has been received by the undersigned.

This Proxy will be voted as directed. If the proxy is returned signed, but no direction is given, it will be voted “FOR” the matters stated.

Address Changes/Comments: ___________________________________________________________________________________
________________________________________________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side